Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On August 1, 2014, Noble Corporation plc, a public limited company organized under the laws of England and Wales (“Noble” or “the Company”), completed its previously announced plan to reorganize by means of a spin-off of Paragon Offshore plc, a public limited company organized under the laws of England and Wales (“Paragon Offshore”), to Noble shareholders (the “Spin-Off”). On August 1, 2014 (the “Distribution Date”), shareholders of record as of 5:00 p.m., New York City time, on July 23, 2014 (the “Record Date”) received one ordinary share of Paragon Offshore for every three ordinary shares of Noble owned as of the Record Date. Since the Distribution Date, Noble has not owned any equity interest in Paragon Offshore and no longer includes the financial results of Paragon Offshore for the purpose of its own financial reporting.

Prior to the completion of the Spin-Off, Noble and Paragon Offshore entered into a series of agreements (“separation agreements”) that provide the terms and conditions of the Spin-Off and related transactions and govern the relationship between Noble and Paragon Offshore after the Spin-Off. In connection with the Spin-Off, Paragon Offshore repaid approximately $1.7 billion in intercompany promissory notes, which were issued to Noble as consideration for the business contributed to Paragon Offshore. Noble used these funds to repay certain amounts outstanding under its commercial paper program.

In July 2013, Noble sold the Noble Lewis Dugger to an unrelated third party for approximately $61 million, and in January 2014, Noble sold its submersible fleet to an unrelated third party for approximately $7 million. Together these standard specification rigs are referred to as the “Disposed rigs” and are included in the “Historical” column in the combined financial statements for periods before their sales.

The unaudited pro forma combined financial information includes pro forma adjustments that are based on the best information available and assumptions that management believes are reasonable, factually supportable and are expected to have a continuing impact to Noble. The unaudited pro forma combined financial information is provided for illustrative and informational purposes only and is not intended to reflect Noble’s financial position and results of operations had the Spin-Off and related transactions occurred as of the dates indicated, and is not necessarily indicative of Noble’s future financial position and results of operations.

The unaudited pro forma combined financial information was derived from Noble’s historical consolidated financial statements and gives effect to the Spin-Off and related transactions listed below. The unaudited pro forma combined balance sheet as of June 30, 2014 is presented as if the Spin-Off and related transactions had occurred on June 30, 2014. The unaudited pro forma combined statements of income for the six months ended June 30, 2014 and 2013 and each of the three years in the period ended December 31, 2013 give effect to the Spin-Off, the sale of the Disposed rigs and related transactions as if all transactions had occurred on January 1, 2011. The following unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and accompanying notes included in Noble’s Annual Report on Form 10-K for the year ended December 31, 2013 and Noble’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

The “Historical” columns of the unaudited pro forma combined financial information reflect Noble’s historical unaudited consolidated statements of income for the six months ended June 30, 2014 and 2013, Noble’s unaudited consolidated balance sheet as of June 30, 2014 and Noble’s audited consolidated statements of income for each of the three years in the period ended December 31, 2013. The Spin-Off of Paragon Offshore, the Disposed rigs, the Financing adjustments and Other adjustments columns remove all of the assets, liabilities, and results of operations comprising Paragon Offshore and the Disposed rigs and also give effect to the Spin-Off and the following items:

•	the reversal of the allocation of debt outstanding under Noble’s commercial paper program to Paragon Offshore’s balance sheet;

•	the distribution of Noble’s net investment in Paragon Offshore as a reduction in the Company’s historical consolidated retained earnings;

•	the removal of certain general corporate overhead expenses previously allocated to Paragon Offshore and the Disposed rigs;

•	the allocation of interest expense relating to the debt outstanding under Noble’s commercial paper program to Paragon Offshore on a basis deemed reasonable by Noble;

•	the allocation of assets and liabilities pursuant to the separation agreements that will govern the post-spin relationship; and

•	the removal of non-recurring Spin-Off transaction costs incurred by Noble.

Transaction costs incurred by Noble to effect the Spin-Off were $19 million and $8 million for the six months ended June 30, 2014 and 2013, respectively, and $18 million and $7 million for the years ended December 31, 2013 and 2012, respectively. These costs are reflected as a pro forma adjustment in the unaudited pro forma combined statements of income in the “Other adjustments” column. There are no Spin-Off transaction costs included in the combined statements of income for the year ended December 31, 2011.

See the notes to the unaudited pro forma combined financial information for a more detailed discussion of these transactions.

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Combined Statement of Income

For the six months ended June 30, 2014

(In thousands)

	Historical	Spin-Off of Paragon Offshore	Other adjustments	Noble pro forma
		Note 1	Note 5
Operating revenues
Contract drilling services	$2,406,710	$(856,706)	$—	$1,550,004
Reimbursables	68,464	(19,502)	—	48,962
Labor contract drilling services	16,358	(16,358)	—	—
Other	1	—	—	1

	2,491,533	(892,566)	—	1,598,967

Operating costs and expenses
Contract drilling services	1,138,265	(414,393)	—	723,872
Reimbursables	53,066	(13,830)	—	39,236
Labor contract drilling services	12,487	(12,487)	—	—
Depreciation and amortization	500,299	(200,838)	—	299,461
General and administrative	52,717	(23,506)	23,506	52,717
Non-recurring spin-off related costs	18,863	—	(18,863)	—

	1,775,697	(665,054)	4,643	1,115,286

Operating income	715,836	(227,512)	(4,643)	483,681
Other income (expense)
Interest expense, net of amount capitalized	(76,743)	6,272	—	(70,471)
Interest income and other, net	(1,518)	(525)	—	(2,043)

Income before income taxes	637,575	(221,765)	(4,643)	411,167
Income tax provision	(106,871)	38,871	—	(68,000)

Net income	530,704	(182,894)	(4,643)	343,167

Net income attributable to noncontrolling interests	(39,819)	—	—	(39,819)

Net income attributable to Noble	$490,885	$(182,894)	$(4,643)	$303,348

Net income per share attributable to Noble
Basic	$1.90	N/A	N/A	$1.17
Diluted	$1.90	N/A	N/A	$1.17
Weighted average shares outstanding
Basic	254,090	N/A	N/A	254,090
Diluted	254,206	N/A	N/A	254,206

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Combined Statement of Income

For the six months ended June 30, 2013

(In thousands)

	Historical	Spin-off of Paragon Offshore	Disposed rigs	Other adjustments	Noble pro forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$1,904,192	$(776,734)	$(14,626)	$—	$1,112,832
Reimbursables	49,434	(21,336)	—	—	28,098
Labor contract drilling services	34,657	(17,684)	—	—	16,973
Other	77	(66)	—	—	11

	1,988,360	(815,820)	(14,626)	—	1,157,914

Operating costs and expenses
Contract drilling services	968,097	(409,245)	(8,502)	—	550,350
Reimbursables	37,623	(15,749)	—	—	21,874
Labor contract drilling services	21,598	(11,746)	—	—	9,852
Depreciation and amortization	418,745	(177,878)	(1,313)	—	239,554
General and administrative	52,419	(27,743)	(461)	28,204	52,419
Non-recurring spin-off related costs	8,027	—	—	(8,027)	—
Gain on contract extinguishment	(1,800)	1,800	—	—	—

	1,504,709	(640,561)	(10,276)	20,177	874,049

Operating income	483,651	(175,259)	(4,350)	(20,177)	283,865
Other income (expense)
Interest expense, net of amount capitalized	(51,966)	2,235	—	—	(49,731)
Interest income and other, net	530	(103)	(23)	—	404

Income before income taxes	432,215	(173,127)	(4,373)	(20,177)	234,538
Income tax provision	(71,176)	38,898	369	—	(31,909)

Net income	361,039	(134,229)	(4,004)	(20,177)	202,629

Net income attributable to noncontrolling interests	(34,359)	—	—	—	(34,359)

Net income attributable to Noble	$326,680	$(134,229)	$(4,004)	$(20,177)	$168,270

Net income per share attributable to Noble
Basic	$1.28	N/A	N/A	N/A	$0.66
Diluted	$1.27	N/A	N/A	N/A	$0.66
Weighted average shares outstanding
Basic	253,184	N/A	N/A	N/A	253,184
Diluted	253,449	N/A	N/A	N/A	253,449

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Combined Statement of Income

For the year ended December 31, 2013

(In thousands)

	Historical	Spin-off of Paragon Offshore	Disposed rigs	Other adjustments	Noble pro forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$4,070,070	$(1,615,326)	$(14,528)	$—	$2,440,216
Reimbursables	111,874	(45,583)	—	—	66,291
Labor contract drilling services	52,241	(35,146)	—	—	17,095
Other	105	(94)	—	—	11

	4,234,290	(1,696,149)	(14,528)	—	2,523,613

Operating costs and expenses
Contract drilling services	2,014,217	(835,444)	(9,440)	—	1,169,333
Reimbursables	85,548	(35,140)	—	—	50,408
Labor contract drilling services	36,604	(24,333)	—	—	12,271
Depreciation and amortization	879,422	(367,304)	(2,385)	—	509,733
General and administrative	117,997	(58,430)	(512)	58,942	117,997
Non-recurring spin-off related costs	17,702	—	—	(17,702)	—
Loss on impairment	43,688	(40,103)	(3,585)	—	—
Gain on disposal of assets, net	(35,646)	—	35,646	—	—
Gain on contract settlements/extinguishments, net	(46,800)	16,182	—	—	(30,618)

	3,112,732	(1,344,572)	19,724	41,240	1,829,124

Operating income	1,121,558	(351,577)	(34,252)	(41,240)	694,489
Other income (expense)
Interest expense, net of amount capitalized	(106,300)	5,938	—	—	(100,362)
Interest income and other, net	2,754	2,306	(311)	—	4,749

Income before income taxes	1,018,012	(343,333)	(34,563)	(41,240)	598,876
Income tax provision	(167,606)	71,243	11,149	—	(85,214)

Net income	850,406	(272,090)	(23,414)	(41,240)	513,662

Net income attributable to noncontrolling interests	(67,709)	—	—	—	(67,709)

Net income attributable to Noble	$782,697	$(272,090)	$(23,414)	$(41,240)	$445,953

Net income per share attributable to Noble
Basic	$3.05	N/A	N/A	N/A	$1.74
Diluted	$3.05	N/A	N/A	N/A	$1.74
Weighted average shares outstanding
Basic	253,288	N/A	N/A	N/A	253,288
Diluted	253,547	N/A	N/A	N/A	253,547

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Combined Statement of Income

For the year ended December 31, 2012

(In thousands)

		Spin-off of			Noble
		Paragon	Disposed	Other	pro
	Historical	Offshore	rigs	adjustments	forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$3,349,362	$(1,259,741)	$(30,755)	$—	$2,058,866
Reimbursables	115,495	(49,727)	—	—	65,768
Labor contract drilling services	81,890	(36,591)	—	—	45,299
Other	265	(253)	—	—	12

	3,547,012	(1,346,312)	(30,755)	—	2,169,945

Operating costs and expenses
Contract drilling services	1,769,428	(793,548)	(15,564)	—	960,316
Reimbursables	94,096	(38,672)	—	—	55,424
Labor contract drilling services	46,752	(22,006)	—	—	24,746
Depreciation and amortization	758,621	(317,742)	(7,938)	—	432,941
General and administrative	99,990	(54,187)	(1,059)	55,246	99,990
Non-recurring spin-off related costs	7,196	—	—	(7,196)	—
Loss on impairment	20,384	—	(12,719)	—	7,665
Gain on contract settlements/extinguishment, net	(33,255)	—	—	—	(33,255)

	2,763,212	(1,226,155)	(37,280)	48,050	1,547,827

Operating income	783,800	(120,157)	6,525	(48,050)	622,118
Other income (expense)
Interest expense, net of amount capitalized	(85,763)	3,746	—	—	(82,017)
Interest income and other, net	5,188	(1,721)	(238)	—	3,229

Income before income taxes	703,225	(118,132)	6,287	(48,050)	543,330
Income tax provision	(147,088)	45,650	(3,822)	—	(105,260)

Net income	556,137	(72,482)	2,465	(48,050)	438,070

Net income attributable to noncontrolling interests	(33,793)	—	—	—	(33,793)

Net income attributable to Noble	$522,344	$(72,482)	$2,465	$(48,050)	$404,277

Net income per share attributable to Noble
Basic	$2.05	N/A	N/A	N/A	$1.59
Diluted	$2.05	N/A	N/A	N/A	$1.58
Weighted average shares outstanding
Basic	252,435	N/A	N/A	N/A	252,435
Diluted	252,791	N/A	N/A	N/A	252,791

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Combined Statement of Income

For the year ended December 31, 2011

(In thousands)

		Spin-off of			Noble
		Paragon	Disposed	Other	pro
	Historical	Offshore	rigs	adjustments	forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$2,556,758	$(1,193,635)	$(18,899)	$—	$1,344,224
Reimbursables	79,195	(34,987)	—	—	44,208
Labor contract drilling services	59,004	(37,269)	—	—	21,735
Other	875	(496)	—	—	379

	2,695,832	(1,266,387)	(18,899)	—	1,410,546

Operating costs and expenses
Contract drilling services	1,384,200	(716,503)	(11,820)	—	655,877
Reimbursables	58,439	(24,781)	—	—	33,658
Labor contract drilling services	33,885	(24,801)	—	—	9,084
Depreciation and amortization	658,640	(299,781)	(9,303)	—	349,556
General and administrative	91,377	(55,030)	(856)	55,886	91,377
Gain on contract extinguishment, net	(21,202)	19,846	—	—	(1,356)

	2,205,339	(1,101,050)	(21,979)	55,886	1,138,196

Operating income	490,493	(165,337)	3,080	(55,886)	272,350
Other income (expense)
Interest expense, net of amount capitalized	(55,727)	1,986	—	—	(53,741)
Interest income and other, net	1,484	(124)	218	—	1,578

Income before income taxes	436,250	(163,475)	3,298	(55,886)	220,187
Income tax provision	(72,625)	34,801	(1,283)	—	(39,107)

Net income	363,625	(128,674)	2,015	(55,886)	181,080

Net loss attributable to noncontrolling interests	7,273	—	—	—	7,273

Net income attributable to Noble	$370,898	$(128,674)	$2,015	$(55,886)	$188,353

Net income per share attributable to Noble
Basic	$1.46	N/A	N/A	N/A	$0.74
Diluted	$1.46	N/A	N/A	N/A	$0.74
Weighted average shares outstanding
Basic	251,405	N/A	N/A	N/A	251,405
Diluted	251,989	N/A	N/A	N/A	251,989

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Combined Balance Sheet

As of June 30, 2014

(In thousands)

		Spin-off of
		Paragon	Commercial paper			Other	Noble
	Historical	Offshore	program	Financing adjustments		adjustments	pro forma
		Note 1	Note 3	Note 4		Note 5
ASSETS
Current assets
Cash and cash equivalents	$140,537	$(32,688)	$—	$1,710,736	$(1,710,736)	$(40,000)	$67,849
Accounts receivable	889,942	(323,279)	—	—	—	—	566,663
Prepaid and other current assets	381,597	(54,206)	—	—	—	1,572	328,963

Total current assets	1,412,076	(410,173)	—	1,710,736	(1,710,736)	(38,428)	963,475

Property and equipment, at cost	20,391,892	(5,484,950)	—	—	—	—	14,906,942
Accumulated depreciation	(5,118,363)	2,601,221	—	—	—	—	(2,517,142)

Property and equipment, net	15,273,529	(2,883,729)	—	—	—	—	12,389,800

Other assets	304,295	(57,432)	—	—	—	33,032	279,895

Total assets	16,989,900	(3,351,334)	—	1,710,736	(1,710,736)	(5,396)	13,633,170

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$365,961	$(116,338)	$—	$—	$—	$(6,400)	$243,223
Accrued payroll and related costs	148,447	(49,239)	—	—	—	—	99,208
Other current liabilities	386,406	(35,547)	—	—	—	(23,339)	327,520

Total current liabilities	900,814	(201,124)	—	—	—	(29,739)	669,951

Long-term debt	6,013,946	(2,268,613)	2,268,613	—	(1,710,736)	—	4,303,210
Other liabilities	572,307	(179,855)	—	—	—	23,386	415,838

Total liabilities	7,487,067	(2,649,592)	2,268,613	—	(1,710,736)	(6,353)	5,388,999

Commitments and contingencies
Shareholders’ equity
Shares	2,543	—	—	—	—	—	2,543
Additional paid-in capital	828,879	—	—	—	—	—	828,879
Retained earnings	8,017,321	(701,721)	(2,268,613)	1,710,736	—	(39,027)	6,718,696
Accumulated other comprehensive loss	(71,264)	(21)	—	—	—	39,984	(31,301)

Total shareholders’ equity	8,777,479	(701,742)	(2,268,613)	1,710,736	—	957	7,518,817
Non controlling interests	725,354	—	—	—	—	—	725,354

Total equity	9,502,833	(701,742)	(2,268,613)	1,710,736	—	957	8,244,171

Total liabilities and equity	$16,989,900	$(3,351,334)	$—	$1,710,736	$(1,710,736)	$(5,396)	$13,633,170

(See accompanying notes to the unaudited pro forma combined financial statements)

Note 1. Removal of Paragon Offshore as a Pro forma adjustment

The pro forma adjustments included in the accompanying unaudited pro forma combined financial statements include adjustments to assets, liabilities, revenues and costs that are specifically identifiable or have been allocated directly to Paragon Offshore. The reduction of Shareholders’ equity represents Noble’s interest in Paragon Offshore, which was ultimately distributed to Noble shareholders on the Distribution Date.

Note 2. Removal of Disposed rigs as a Pro forma adjustment

The pro forma adjustments included in the accompanying unaudited pro forma combined financial statements include adjustments to revenues and costs that are specifically identifiable or have been allocated directly to the Disposed rigs, which were sold in July 2013 and January 2014, respectively.

Note 3. Removal of Commercial paper program as a Pro forma adjustment

In connection with the preparation of Paragon Offshore’s pro forma combined financial statements, certain debt of Noble was allocated to Paragon Offshore because it was to be repaid with proceeds received from Paragon Offshore. Such debt is shown as “Long-term debt” in the “Spin-off of Paragon Offshore” column in the unaudited pro forma combined balance sheet. The pro forma adjustment included under “Commercial paper program” in the accompanying unaudited pro forma combined balance sheet adds back the debt previously allocated to Paragon Offshore and reduces the equity of Noble in Paragon Offshore’s business by a corresponding amount.

Note 4. Financing adjustments

In connection with the Spin-Off, Paragon Offshore repaid approximately $1.7 billion in an intercompany promissory note issued to Noble as consideration for the business contributed to Paragon Offshore. Noble, in turn, used the proceeds received from these notes to repay a portion of the outstanding amounts under its commercial paper program. For purposes of the unaudited pro forma combined balance sheet, an adjustment has been made to reduce the total long-term debt outstanding to the amount outstanding following such repayment. No adjustments have been made to interest expense in the unaudited pro forma combined statements of income because the interest on Noble’s commercial paper program has been allocated to the “Spin-off of Paragon Offshore” column discussed in Note 1 “Removal of Paragon Offshore as a Pro forma adjustment” above.

Note 5. Other adjustments

General and administrative expenses

The “Other adjustments” column reflects the removal of certain general corporate overhead expenses previously allocated to Paragon Offshore and the Disposed rigs.

Non-recurring Spin-Off related costs

The “Other adjustments” column reflects the removal of costs incurred by Noble that are specifically related to the Spin-Off transaction.

Income tax provision

No adjustments to the income tax provision have been made to give effect to the changes to the unaudited pro forma combined income statements noted above as no tax provision or benefit is associated with these costs. Noble’s effective tax rate may be greater than the historical tax rate due to a change in the geographic mix of revenues, discrete one-time events or changes in tax regulation.

Cash and cash equivalents

Prior to the Spin-Off, Noble paid Paragon Offshore $40 million in cash as an adjustment to working capital. The “Other adjustments” column in the unaudited pro forma combined balance sheet reflects a corresponding reduction in cash.

Other assets and liabilities (current and long-term) and Accumulated other comprehensive loss

The “Other adjustments” column in the unaudited pro forma combined balance sheet primarily consists of adjustments for income taxes and pension assets and liabilities undertaken by Paragon Offshore pursuant to the separation agreements.

Income taxes included in the “Spin-off of Paragon Offshore” column were prepared on a separate return basis as if Paragon Offshore had been a standalone company. For purposes of the unaudited pro forma combined financial statements, adjustments have been made to Noble’s balance sheet to reflect the assets, liabilities and related indemnities which Noble ultimately received from Paragon Offshore pursuant to the Tax Sharing Agreement.

Cumulative currency translation adjustments of $18 million were transferred to Paragon Offshore at the Spin-Off, and are shown as a reduction in Noble’s “Accumulated other comprehensive loss.” Actuarial losses and prior service costs of $22 million related to Noble-sponsored pension plans and other employee benefit arrangements located in certain countries outside of the United States were transferred to Paragon Offshore at the Spin-Off, and are shown as a reduction in Noble’s “Accumulated other comprehensive loss.” The assets and liabilities related to these pension plans and other employee benefit arrangements assumed by Paragon Offshore are shown as an adjustment to “Other assets” and “Other liabilities.”

Note 6. Earnings per share for Noble pro forma

The following details the unaudited pro forma earnings per share for Noble pro forma:

	Six months ended		Twelve months ended
	June 30,		December 31,
	2014	2013	2013	2012	2011
Allocation of net income from continuing operations
Basic
Net income attributable to Noble	$303,348	$168,270	$445,953	$404,277	$188,353
Earnings allocated to unvested share-based payment awards	(5,019)	(1,968)	(5,282)	(4,109)	(1,893)

Net income to common shareholders—basic	$298,329	$166,302	$440,671	$400,168	$186,460

Diluted
Net income attributable to Noble	$303,348	$168,270	$445,953	$404,277	$188,353
Earnings allocated to unvested share-based payment awards	(5,018)	(1,967)	(5,277)	(4,103)	(1,888)

Net income to common shareholders—diluted	$298,330	$166,303	$440,676	$400,174	$186,465

Weighted average shares outstanding—basic	254,090	253,184	253,288	252,435	251,405
Incremental shares issuable from assumed exercise of stock options	116	265	259	356	584

Weighted average shares outstanding—diluted	254,206	253,449	253,547	252,791	251,989

Weighted average unvested share-based payment awards	4,172	2,998	3,036	2,592	2,552

Net Income per share attributable to Noble
Basic	$1.17	$0.66	$1.74	$1.59	$0.74
Diluted	$1.17	$0.66	$1.74	$1.58	$0.74